UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2026

Group 1 Automotive, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13461	76-0506313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Town and Country Blvd, Suite 500

Houston, Texas 77024

(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (713) 647-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

To the extent the information included or incorporated into Item 8.01 below with respect to the results of operations or financial condition of Group 1 Automotive, Inc. (the “Company”) relates to or is presented as of or for a completed fiscal period, such information is incorporated into this Item 2.02 by reference herein.

Item 8.01	Other Events

On September 8, 2026, the Company issued a press release announcing that it intends to offer for sale in a private offering $625.0 million in aggregate principal amount of senior unsecured notes due 2032 (the “2032 Notes”) and $625.0 million in aggregate principal amount of senior unsecured notes due 2035 (the “2035 Notes” and, together with the 2032 Notes, the “Notes”). A copy of the press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with the offering of the Notes, the Company will provide certain financial and other information with respect to the Company to prospective investors in the offering. Excerpts of such information are included as Exhibit 99.2 and incorporated herein by reference.

All statements, except for statements of historical fact, made in this Current Report on Form 8-K regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the proposed offering, the intended use of proceeds, the pending acquisition of certain dealership assets and related real estate from Hennessy Automobile Companies, Inc. and certain of its affiliates, and estimated results of future operations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.

The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequently filed Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of Group 1 Automotive, Inc. dated as of September 8, 2026.

99.2	Offering Memorandum Excerpts.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

Date: September 8, 2026	By:	/s/ Gillian A. Hobson
	Name:	Gillian A. Hobson
	Title:	Senior Vice President

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